UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 9, 2007

Spherix Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-5576	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12051 Indian Creek Court, Beltsville, Maryland		20705
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    301-419-3900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.03.  Amendments to Articles of Incorporation or Bylaws;  Changes in Fiscal Year.

                On November 9, 2007, the Company’s Board of Directors approved amendments to the Company’s Bylaws to permit the issuance of the Company’s stock in uncertificated form in accordance with NASDAQ Rule 4350(1), which requires securities listed on NASDAQ to be eligible for a Direct Registration Program operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934 on and after January 1, 2008.  The foregoing description of the amendment to the Bylaws is qualified in its entirety by the actual terms of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

                3.1           Amended And Restated By-Laws of Spherix Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spherix Incorporated
(Registrant)

By:	/s/ Robert L. Clayton
Robert L. Clayton
Chief Financial Officer

Date: November 14, 2007